Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of TOR Minerals, Inc. ("Registrant") for the year ended December 31, 2005 (the "Report") as filed with the Securities and Exchange Commission, the undersigned Chief Financial Officer of the Registrant hereby certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ LAWRENCE W. HAAS
Lawrence W. Haas
Treasurer and CFO
(Principal Financial Officer)
March 24, 2006